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                                                                 EXHIBIT 10(a)



                        [Letterhead of Coopers & Lybrand]




                       CONSENT OF INDEPENDENT ACCOUNTANTS




We consent to the inclusion in the registration statement on Form N-4 of CML Variable Annuity Account A of our report dated March 1, 1996, on our audits of the supplemental financial statements of Massachusetts Mutual Life Insurance Company, which, as more fully described in our report, give retroactive effect to the merger of Massachusetts Mutual Life Insurance Company and Connecticut Mutual Life Insurance Company. We also consent to the reference to our Firm under the caption "Experts" in the Statement of Additional Information.




                                       /s/ Coopers & Lybrand L.L.P.


Springfield, Massachusetts
March 1, 1996